Federated U.S. Government Securities Fund: 1-3 Years

INSTITUTIONAL SHARES (TICKER FSGVX)

SUPPLEMENT TO Summary prospectus and Prospectus dated April 30, 2010

Under the heading entitled, “RISK/RETURN SUMMARY: FEES AND EXPENSES,” please delete the table through to and including the “Example” and replace it with the following:

This table describes the fees and expenses that you may pay if you buy and hold the Fund's Institutional Shares.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee[1]	0.30%
Distribution (12b-1) Fee	None
Other Expenses	0.41%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.72%
Fee Waivers and/or Expense Reimbursements[2]	0.25%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.47%

1	The Board of Trustees approved an amendment to the management fee reducing the management fee for the Fund from 0.40% to 0.30% effective April 30, 2009. This percentage represents the fees that would have been in place had this change occurred on March 1, 2009, the first day of the fiscal year ended February 28, 2010.
2	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses) paid by the Fund's Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.46% (the “Fee Limit”) through the later of (the “Termination Date”): (a) April 30, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses are as shown in the table and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$74
3 Years	$230
5 Years	$401
10 Years	$894

August 3, 2010

Federated U.S. Government Fund: 1-3 Years
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450648 (7/10)